EXHIBIT 10(g)


                       ASSIGNMENT OF MANAGEMENT AGREEMENT
                      AND SUBORDINATION OF MANAGEMENT FEES
                      ------------------------------------


     THIS ASSIGNMENT OF MANAGEMENT AGREEMENT AND SUBORDINATION OF MANAGEMENT FEES (this "Assignment") is made as of the 6th day of December, 2002, by KOGER POST OAK LIMITED PARTNERSHIP, a Delaware limited partnership, having its principal place of business at 443 Plaza Real, Suite 335, Boca Raton, Florida 33432 ("Borrower"), to COLUMN FINANCIAL, INC., having an address at 11 Madison Avenue, New York, New York 10010 ("Lender"), and is consented and agreed to by COTTONWOOD PARTNERS MANAGEMENT LTD., a Utah limited partnership, having its principal place of business at 5956 Sherry Lane, Suite 850 Dallas, Texas 75225 ("Manager").


                                    RECITALS:

     A. Borrower by its Promissory Note of even date herewith given to Lender (together with all extensions, renewals, modifications, substitutions and amendments thereof, the "Note") is indebted to Lender in the principal sum of Seventy Seven Million and No/100 Dollars ($77,000,000.00) (the "Loan") advanced pursuant to that certain Loan Agreement of even date herewith between Borrower and Lender (together with all extensions, renewals, modifications, substitutions and amendments thereof, the "Loan Agreement").

     B. The Loan is secured by, among other things, certain mortgages, deeds of trust and deeds to secure debt (collectively, the "Mortgage"), dated as of the date hereof, which grants Lender a first lien on the Properties. The Note, the Loan Agreement, the Mortgage, this Assignment and any of the other documents evidencing or securing the Loan or executed or delivered in connection therewith are collectively referred to as the "Loan Documents".

     C. Pursuant to that certain Management and Leasing Agreement, dated December 6, 2002, between Borrower and Manager (the "Management Agreement") (a true and correct copy of which Management Agreement is attached hereto as Exhibit A), Borrower employed Manager exclusively to rent, lease, operate and manage the Properties and Manager is entitled to certain management fees (the "Management Fees") thereunder.

     D. Lender requires as a condition to the making of the Loan that Borrower assign the Management Agreement and that Manager subordinate its interest under the Management Agreement in lien and payment to the Loan Agreement and other Loan Documents as set forth below.

                                    AGREEMENT

     For good and valuable consideration the parties hereto agree as follows:

     1. Assignment of Management Agreement. As additional collateral security for the Loan, Borrower hereby conditionally transfers, sets over and assigns to Lender all of Borrower's right, title and interest in and to the Management Agreement, said transfer and

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assignment to automatically become a present, unconditional assignment, at
Lender's option, upon and during the continuance of an Event of Default by Borrower under the Loan Agreement or any of the other Loan Documents.

     2. Subordination of Management Agreement. The Management Agreement and any and all liens, rights and interests (whether choate or inchoate and including, without limitation, all mechanic's and materialmen's liens under applicable law) owed, claimed or held, by Manager in and to the Properties, are and shall be in all respects subordinate and inferior to the liens and security interests created or to be created for the benefit of Lender, and securing the repayment of the Note and the obligations under the Loan Agreement including, without limitation, those created under the Mortgage covering, among other things, the Properties, and filed or to be filed of record in the public records maintained for the recording of mortgages in the jurisdiction where the Properties are located, and all renewals, extensions, increases, supplements, amendments, modifications or replacements thereof.

     3. Termination. At such time as the Loan is paid in full and the Mortgage is released or assigned of record, this Assignment and all of Lender's right, title and interest hereunder with respect to the Management Agreement shall terminate and Lender agrees to execute a termination reflecting the same in form and substance acceptable to Lender in all respects).

     4. Estoppel. Manager represents and warrants that (a) the Management Agreement is in full force and effect and has not been modified, amended or assigned other than pursuant to this Assignment, (b) neither Manager nor Borrower is in default under any of the terms, covenants or provisions of the Management Agreement and Manager knows of no event which, but for the passage of time or the giving of notice or both, would constitute an event of default under the Management Agreement, (c) neither Manager nor Borrower has commenced any action or given or received any notice for the purpose of terminating the Management Agreement and (d) the Management Fees and all other sums due and payable to the Manager under the Management Agreement as of the date hereof have been paid in full.

     5. Agreement by Borrower and Manager. Borrower and Manager hereby agree that upon the occurrence of an Event of Default under the Loan Documents during the term of this Assignment or upon the occurrence of any event which would entitle Lender to terminate, or cause the termination of, the Management Agreement in accordance with the terms of the Loan Documents, (a) Manager shall, at the request of Lender, continue to perform all of Manager's obligations under the terms of the Management Agreement with respect to the Properties so long as Manager receives compensation therefor pursuant to the Management Agreement from Borrower or Lender, or (b) at the option of Lender exercised by written notice to Borrower and Manager, Borrower and Manager shall immediately terminate the Management Agreement and Manager shall transfer its responsibility for the management of the Properties to a Qualified Manager selected by Lender.

6. Receipt of Management Fees. Except as otherwise provided in Paragraph 5(a) hereof, Borrower and Manager hereby agree that Manager shall not be entitled to receive any Management Fees or other fee, commission or other amount payable to Manager under the Management Agreement for and during any period of time that any Event of Default

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has occurred and is continuing; provided, however, that notwithstanding anything to the contrary, (a) Manager shall not be obligated to return or refund to Lender any Management Fee or other fee, commission or other amount already received by Manager prior to the occurrence of the Event of Default, and to which Manager was entitled under this Assignment, and (b) in the event Borrower loses possession of the Properties in connection with exercise by Lender of its rights or remedies pursuant to this Assignment, the Note, the Mortgage, the Loan Agreement or the other Loan Documents, Manager shall be entitled to collect any Management Fee or other fee, commission or other amount accrued but unpaid prior to the occurrence of the Event of Default, and to which Manager was entitled under this Assignment.

     7. Consent and Agreement by Manager. Manager hereby acknowledges and consents to this Assignment and the terms and provisions of Section 9.5 of the Loan Agreement. Manager agrees that it will act in conformity with the provisions of this Assignment, such provisions of the Loan Agreement and Lender's rights hereunder or otherwise related to the Management Agreement. In the event that the responsibility for the management of the Properties is transferred from Manager in accordance with the provisions hereof, Manager shall, and hereby agrees to, fully cooperate in transferring its responsibility to a new management company and effectuate such transfer no later than thirty
(30) days from the date the Management Agreement is terminated. Further, Manager hereby agrees (a) not to contest or impede the exercise by Lender of any right it has under or in connection with this Assignment; and (b) that it shall, in the manner provided for in this Assignment, give at least thirty (30) days prior written notice to Lender of its intention to terminate the Management Agreement or otherwise discontinue its management of the Properties.

     8. Lender's Agreement. So long as Borrower is not in default (continuing beyond any applicable grace period) under this Assignment, the Note, the Loan Agreement, the Mortgage or the other Loan Documents, Lender agrees to permit any sums due to Borrower under the Management Agreement to be paid directly to Borrower. Lender agrees to provide written notice to Manager of the occurrence of any Event of Default by Borrower under the Loan Documents.

     9. Further Assurances. Manager further agrees, so long as it does not incur a material expense that is not reimbursed by Borrower, to (a) execute such affidavits and certificates as Lender shall reasonably require to further evidence the agreements herein contained, (b) on request from Lender, furnish Lender with copies of such information as Borrower is entitled to receive under the Management Agreement and (c) cooperate with Lender's representative in any inspection of all or any portion of the Properties. Borrower hereby agrees to reimburse Manager with respect to any costs and expenses Manager incurs pursuant to this Section 9. Manager hereby acknowledges that some, or all, permits, licenses and authorizations necessary for the use, operation and maintenance of the Properties (the "Permits") may be held by, or on behalf of, the Manager. By executing this Agreement, Manager (i) agrees that it is holding or providing all such Permits for the benefit of Borrower and (ii) hereby agrees that as security for the repayment of the Debt by Borrower in accordance with the Loan Agreement, to the extent permitted by applicable law, Manager hereby grants to Lender a security interest in and to the Permits. Moreover, Manager hereby agrees that, upon an Event of Default, it will assign the Permits to Lender if such Permits are assignable or otherwise

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continue to hold such Permits for the benefit of Lender until such time as
Lender can obtain such Permits in its own name or the name of a nominee.

     10. Assignment of Proceeds. Manager acknowledges that, as further security for the Note, (i) Borrower has executed and delivered to Lender an Assignment of Leases and Rents, dated as of the date hereof (the "Assignment of Leases"), assigning to Lender, among other things, all of Borrower's right, title and interest in and to all of the revenues of the Properties and (ii) Borrower and Lender, among others, have entered into that certain Cash Management Agreement pursuant to which Borrower has agreed that any Rents, and other income and proceeds from the Properties are to be deposited directly into an account of the Lender established pursuant to the Cash Management Agreement.

     11. Manager Not Entitled to Rents. Manager acknowledges and agrees that it is collecting and processing the Rents solely as the agent for the Borrower and Manager has no right to, or title in, the Rents. Notwithstanding anything to the contrary in the Management Agreement, the Manager acknowledges and agrees that the Rents are the sole property of the Borrower, encumbered by the lien of the Security Instrument and other Loan Documents in favor of Lender. In any bankruptcy, insolvency or similar proceeding the Manager, or any trustee acting on behalf of the Manager, waives any claim to the Rents other than as such Rents may be used to pay the fees and compensation of the Manager pursuant to the terms and conditions of the Management Agreement.

     12. Governing Law. This Assignment shall be governed, construed, applied and enforced in accordance with Section 10.3 of the Loan Agreement.

     13. Notices. All notices, consents, approvals and requests required or permitted hereunder shall be delivered in accordance with Section 10.6 of the Loan Agreement and the following:

                  If to Manager:        Cottonwood Partners Management, Ltd.
                                        5956 Sherry Lane, Suite 850
                                        Dallas, Texas 75225
                                        Attn:  Robert J. Axley
                                        Facsimile No. 214-691-5299

                  With a copy to:       Cottonwood Partners
                                        2855 E. Cottonwood Parkway, Suite 560
                                        Salt Lake City, Utah 84121
                                        Attn: John L. West
                                        Facsimile No.  801-365-6223

     14. No Oral Change. This Assignment, and any provisions hereof, may not be modified, amended, waived, extended, changed, discharged or terminated orally or by any act or failure to act on the part of Borrower, Lender or Manager, but only by an agreement in writing signed by the party against whom enforcement of any modification, amendment, waiver, extension, change, discharge or termination is sought.

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     15. Liability. This Assignment shall be binding upon and inure to the benefit of Borrower and Lender and their respective successors and assigns forever.

     16. Inapplicable Provisions. If any term, covenant or condition of this Assignment is held to be invalid, illegal or unenforceable in any respect, this Assignment shall be construed without such provision.

     17. Headings, etc. The headings and captions of various paragraphs of this Assignment are for convenience of reference only and are not to be construed as defining or limiting, in any way, the scope or intent of the provisions hereof.

     18. Duplicate Originals, Counterparts. This Assignment may be executed in any number of duplicate originals and each duplicate original shall be deemed to be an original. This Assignment may be executed in several counterparts, each of which counterparts shall be deemed an original instrument and all of which together shall constitute a single Assignment. The failure of any party hereto to execute this Assignment, or any counterpart hereof, shall not relieve the other signatories from their obligations hereunder.

     19. Number and Gender. Whenever the context may require, any pronouns used herein shall include the corresponding masculine, feminine or neuter forms, and the singular form of nouns and pronouns shall include the plural and vice versa.

     20. Miscellaneous. (a) Wherever pursuant to this Assignment (i) Lender exercises any right given to it to approve or disapprove, (ii) any arrangement or term is to be satisfactory to Lender, or (iii) any other decision or determination is to be made by Lender, the decision of Lender to approve or disapprove, all decisions that arrangements or terms are satisfactory or not satisfactory and all other decisions and determinations made by Lender, shall be in the sole and absolute discretion of Lender and shall be final and conclusive, except as may be otherwise expressly and specifically provided herein.

     (b) Wherever pursuant to this Assignment it is provided that Borrower shall pay any costs and expenses, such costs and expenses shall include, but not be limited to, reasonable legal fees and disbursements of Lender, whether retained firms, the reimbursement for the expenses of in-house staff or otherwise.

     21. Defined Terms. Any capitalized terms not otherwise defined herein shall be defined as set forth in the Loan Agreement.


                         [NO FURTHER TEXT ON THIS PAGE]

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     IN WITNESS WHEREOF, the undersigned have executed this Assignment as of the date and year first written above.

                               BORROWER:




                               KOGER POST OAK LIMITED PARTNERSHIP,
                               a Delaware limited partnership



                               By:  KOGER POST OAK, INC., a Delaware
                               corporation, its general partner



                                      By:    /S/ Thomas C. Brockwell
                                          -------------------------------------
                                            Name: Thomas C. Brockwell
                                            Title: Senior Vice President




                               LENDER:

                               COLUMN FINANCIAL, INC.



                               By: /S/ Priscilla Horning
                                   --------------------------------------------
                                   Name:  Priscilla Horning
                                   Title:  Vice President


                               MANAGER:

                               COTTONWOOD PARTNERS MANAGEMENT, LTD., a Utah limited partnership




                               By:          /S/ Robert J. Axley
                                  ---------------------------------------------
                                   Name:  Robert J. Axley
                                   Title:  Chairman

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                                    EXHIBIT A

                             (Management Agreement)








                                    EXH. A-1